EXHIBIT 10.2



                                SECOND AMENDMENT
                                       TO
                              EMPLOYMENT AGREEMENT
                                     BETWEEN
                              FINE HOST CORPORATION
                          NORTHWEST FOOD SERVICE, INC.
                                       AND
                                ROBERT F. BARNEY


         This Amendment to Employment Agreement is entered into as of this 17th day of March, 1997, by and among Fine Host Corporation ("Fine Host"), Northwest Food Service, Inc. (the "Company"), and Robert F. Barney (the "Executive").

         WHEREAS, Fine Host, the Company, and the Executive are parties to that certain Employment Agreement made as of June 30, 1995, as amended on July 1, 1996 (collectively the AEmployment Agreement@); and

         WHEREAS, capitalized terms used herein and not otherwise defined shall have the meaning ascribed thereto in the Employment Agreement; and

         WHEREAS, the parties wish to modify and amend certain provisions of the Agreement.

         NOW THEREFORE, the parties intending to legally bound thereby, mutually agree as follows:

     1. Title. As of the date hereof, the Executive shall hold the title of Group President, Education and Business Dining for Fine Host.

         2. Confirmation and Integration. Except as expressly amended by this Amendment, the parties hereby confirm and ratify the Employment Agreement in its entirety. The Employment Agreement, as amended by this Amendment, constitutes the entire agreement among Fine Host, the Company, and the Executive pertaining to the subject matter of the Employment Agreement, as so amended, and supersedes all prior and contemporaneous agreements and understandings of Fine Host, the Company, and the Executive in connection therewith.

     3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Idaho without regard to its conflicts of laws provisions.

 4. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall constitute an original and all of which together shall constitute but one and the same original document.

     5. Headings. The section headings herein are for convenience only and do not define, limit or construe the contents of such sections.
         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first stated above.



               NORTHWEST FOOD SERVICE, INC. FINE HOST CORPORATION




By: /s/ Nelson Barber                          By:   /s/ Nelson Barber
Name: Nelson Barber                            Name: Nelson Barber
Title: Treasurer                               Title: Senior Vice President


/s/ Robert F. Barney

Robert F. Barney